AMENDMENT TO MARKETING RIGHTS AGREEMENT
(the "**Amendment**")

This Amendment, dated 26 December 2007, is entered into by and between, Idea Plus Ltd., Global Sourcing and Marketing LLC and Majic Wheels Corp.

WHEREAS the parties have entered into a Marketing Rights Agreement dated 20 June 2007 (the "**Marketing Rights Agreement**");

WHEREAS the parties wish to amend the Marketing Rights Agreement, while otherwise leaving the terms and conditions of the Marketing Rights Agreement in full force and effect, in order extend the date of repayment set forth in Section 4.3 to the Marketing Rights Agreement.

NOW THEREFORE the parties, through their authorized representatives, hereby agree to amend the Marketing Rights Agreement as follows:

1. Except as specifically modified by this Amendment, the terms and conditions of the Marketing Rights Agreement shall remain in full force and effect and shall continue to govern the business relationship between the parties. In the event of any inconsistency between the terms of this Amendment and the terms of the Marketing Rights Agreement. the terms of this Amendment shall control.

2. Section 4.3 of the Marketing Rights Agreement shall be replaced in its entirety with the following section:

4.3 No later than June 30, 2008, Majic Wheels shall pay the Licensee $50,000 by wire transfer to Licensee's bank account. The details of Licensee's bank account are: Global Sourcing and Marketing LLC, Account No. 0015819132, Bank of America.

3. This Amendment and the Marketing Rights Agreement constitute the entire agreement and understanding between the parties, and supersede any prior written or oral agreements. Any modifications to this Amendment or the Marketing Rights Agreement must be in writing and signed by authorized representatives of both parties.

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IN WITNESS HEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

IDEA PLUS LTD.

By: B. Rashoff

Name: Benjamin Rishoff

Title: Director

GLOBAL SOURCING AND MARKETING LLC

By: ____________________

Name: Sagi Cochavi

Title: President

MAJIC WHEELS CORP.

By: LAVI KRASNEY

Name: ____________________

Title: CEO

MAJIC WHEELS CORP.